UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 8, 2010
CYPRESS BIOSCIENCE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-34888 (Commission File Number)	22-2389839 (IRS Employer Identification No.)

4350 Executive Drive, Suite 325, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 452-2323
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On October 8, 2010, Cypress Bioscience, Inc. (the “Company”) issued a press release announcing that the Company and Proprius, Inc. (a wholly-owned subsidiary of the Company) had entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Exagen Diagnostics, Inc. (“Exagen”), pursuant to which Exagen has agreed to purchase substantially all of the Company’s assets related to its diagnostic business (the “Transaction”). Attached hereto and incorporated herein by reference in its entirety as Exhibit 99.1 is a copy of the Company’s press release announcing the Transaction.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

99.1	Press Release of the Company, dated October 8, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Cypress Bioscience, Inc.
Date: October 8, 2010	/s/ Jay D. Kranzler
Jay D. Kranzler
Chairman and Chief Executive Officer

Exhibit Index

Number	Description
99.1	Press Release of the Company, dated October 8, 2010.